UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31_

Date of reporting period: 2/28/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
February 28, 2017

Franklin Universal Trust

Contents

Semiannual Report
Franklin Universal Trust	2
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and Statement of Investments	7
Financial Statements	17
Notes to Financial Statements	21
Annual Meeting of Shareholders	28
Dividend Reinvestment and Cash Purchase Plan	29
Shareholder Information	31

franklintempleton.com

Semiannual Report

Franklin Universal Trust

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust’s semiannual report for the period ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the six months under review, the Fund’s cumulative total returns were +7.97% based on net asset value and +6.48% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, produced a +6.05% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +7.16% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy continued to grow in 2016’s fourth quarter, though at a slower pace compared to the third quarter. Strength in consumer spending, private inventory investment, residential and non-residential fixed investment, and state and local government spending was partially offset by declines in net exports and federal government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased slightly from 4.9% in August 2016 to 4.7% at period-end.3 Monthly retail sales were volatile, but grew during most of the review period. Inflation generally increased during the period, as measured by the Consumer Price Index.

At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. At its February meeting, the Fed kept its interest rate unchanged. However, Fed chair Janet Yellen, in her testimony to the Senate, indicated that the Fed’s December median forecast of three rate increases in 2017 remained in place. The minutes of its February meeting indicated the Fed might find it appropriate to hike interest rates again “fairly soon.”

The 10-year Treasury yield, which moves inversely to its price, shifted during the period. It rose from 1.58% on August 31, 2016, to a period high of 2.60% on December 15, 2016. However, negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, pushed down the Treasury yield, which reached a period low of 1.54% on September 7, 2016. The yield rose in October, due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The U.S. Treasury yield further increased in November and December, amid a bond market selloff, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation, as well as the Fed’s decision to increase interest rates at its December meeting. The 10-year Treasury yield ended the period at 2.36%.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on

1. Source: Credit Suisse Group.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
TheSOIbeginsonpage8.

2 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

The Fund’s primary asset classes delivered positive results during the reporting period. The U.S. economy continued its moderate pace of growth. The yield on the 10-year Treasury bond began the period at 1.58% and increased to 2.36% by period-end. Factors that contributed to the yield increase included investor expectations of higher inflation as well as continued favorable trends in key economic data—particularly the labor market and consumer and business confidence. These factors also led the Fed to increase interest rates by 25 basis points in December. We believe investors were not averse to risk taking during the period.

Portfolio Composition
2/28/17
% of Total
Investments*
Corporate Bonds	65.3%
Utilities Common Stocks	30.4%
Natural Resources Common Stocks	1.5%
Materials Common Stocks	0.8%
Convertible Preferred Stocks**	0.0%
Escrows and Litigation Trusts**	0.0%
Transportation Common Stocks**	0.0%
Short-Term Investments & Other Net Assets	2.0%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.
**Rounds to less than 0.1%.

Crude oil prices increased during the period after major producers talked about cutting supply. Other major commodities followed a similar pattern. For instance, the metals and mining and energy sectors of the Credit Suisse (CS) High Yield Index posted strong returns during the period.4 High yield corporate bonds, which are highly sensitive to growth expectations, generated a marginally negative return in November, but generated positive returns in the other five months of the period. The CS High Yield Index returned +6.05% during the period.2 Overall, spreads over Treasuries compressed from 558 to 421 basis points over the period, even with higher Treasury yields at period-end. Utility stocks faced a challenge in the form of increasing Treasury yields during the period. However, the sector posted a positive total return for the period given increases in commodity prices. Overall, utility stocks, as measured by the S&P 500 Utilities Index, generated a +7.16% return for the period.2

High Yield Corporate Bonds

The Fund benefited from its position in the metals and mining and energy sectors during the period. In market value terms, we began the period with overweighted allocations to energy and metals and mining relative to the CS High Yield Index. By period-end, we maintained our overweighted position in metals and mining, but we had reduced our energy position to the point that we were underweighted relative to the Index. Oversupply in many commodities coupled with concerns over slowing growth in China led to falling prices in 2015 and into 2016. However, these trends reversed in early 2016 and continued through period-end as a more balanced supply-demand profile helped many commodity prices, and subsequently commodity producers.

The Fund’s overweighted allocation to the health care sector detracted from relative performance during the period. During the period, health care faced challenges such as the uncertainty surrounding the overall direction of public health care in the U.S. under the new presidential administration. Additionally, many companies have come under pressure about their drug pricing practices, with lawsuits pending as a result. However, we remained focused on the fundamentals and believe that many investors overreacted to this situation.

Utility Stocks

The utilities sector, as measured by the S&P 500 Utilities Index, returned +7.16% during period, underperforming the +10.01% return of the S&P 500 Index.2 With higher Treasury yields, utility stocks were challenged by declining utility valuations. Despite being regulated, many utilities benefited from the positive trend in commodity prices during the period. Overall, with natural gas and power prices in a sustained deflation, regulatory relationships healthy, reliability improving and operational productivity rising, we believe the fundamental underpinnings for the financial health of the utility sector remained intact, and the sector produced positive results for the period.

4. Metals and mining holdings are in materials in the SOI.

franklintempleton.com

Semiannual Report 3

FRANKLIN UNIVERSAL TRUST

Top 10 Holdings*
Based on Total Investments**
2/28/17 vs. 8/31/16
Issuer	2/28/17
Dominion Resources Inc.	2.4%
Sempra Energy	2.1%
NextEra Energy Inc.	2.1%
American Electric Power Co. Inc.	1.9%
Edison International	1.8%
Duke Energy Corp.	1.8%
Pinnacle West Capital Corp.	1.7%
The Southern Co.	1.3%
Navient Corp.	1.3%
CenterPoint Energy Inc.	1.3%

Issuer	8/31/16
Dominion Resources Inc.	2.3%
Sempra Energy	2.1%
NextEra Energy Inc.	2.0%
American Electric Power Co. Inc.	1.9%
Duke Energy Corp.	1.8%
Edison International	1.8%
Pinnacle West Capital Corp.	1.7%
The Southern Co.	1.4%
Navient Corp.	1.3%
Westar Energy Inc.	1.3%

*Excludes money market funds.
**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Performance Summary as of February 28, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17[1]
	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on	Based on	Based on	Based on
	NAV[3]	market price[4]	NAV[3]	market price[4]
6-Month	+7.97%	+6.48%	+7.97%	+6.48%
1-Year	+28.21%	+26.42%	+28.21%	+26.42%
5-Year	+49.39%	+42.91%	+8.36%	+7.40%
10-Year	+101.03%	+107.76%	+7.23%	+7.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices
Symbol: FT	2/28/17	8/31/16	Change
Net Asset Value (NAV)	$8.08	$7.67	+$0.41
Market Price (NYSE)	$7.08	$6.84	+$0.24

Distributions (9/1/16–2/28/17)
Net Investment
Income
$ 0.1920

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal.
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

franklintempleton.com

Semiannual Report 5

FRANKLIN UNIVERSAL TRUST

Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

6 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Financial Highlights
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.67	$7.11	$8.34	$7.61	$7.47	$6.87
Income from investment operations:
Net investment income[a]	0.19	0.39	0.45	0.47	0.43	0.45
Net realized and unrealized gains (losses)	0.41	0.64	(1.21)	0.73	0.17	0.61
Total from investment operations	0.60	1.03	(0.76)	1.20	0.60	1.06
Less distributions from net investment income .	(0.19)	(0.47)	(0.47)	(0.47)	(0.46)	(0.46)
Net asset value, end of period	$8.08	$7.67	$7.11	$8.34	$7.61	$7.47
Market value, end of period[b]	$7.08	$6.84	$6.10	$7.39	$6.76	$7.38

Total return (based on market value per
share)[c]	6.48%	20.76%	(11.57)%	16.71%	(2.45)%	24.47%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.02%	2.13%	1.97%	1.97%	2.34%	2.46%
Expenses net of waiver and payments by
affiliates	2.01%[e]	2.12%[e]	1.97%[f]	1.97%[f]	2.34%	2.46%
Net investment income	4.90%	5.48%	5.63%	5.76%	5.58%	6.20%

Supplemental data
Net assets, end of period (000’s)	$203,078	$192,682	$178,747	$209,674	$191,223	$187,729
Portfolio turnover rate	14.06%	21.13%	20.30%	18.25%	21.95%	19.40%
Total debt outstanding at end of period (000’s) .	$60,000	$60,000	$60,000	$60,000	$60,000	$42,000
Asset coverage per $1,000 of debt	$4,385	$4,211	$3,979	$4,495	$4,187	$5,470
Average amount of senior rate fixed Notes per
share during the period	$2.39	$2.39	$2.39	$2.39	$1.68	$1.67

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 7

FRANKLIN UNIVERSAL TRUST

Statement of Investments, February 28, 2017 (unaudited)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 42.3%
Energy 1.9%
Enbridge Inc	Canada	39,360	$1,647,216
[a] Energy XXI Gulf Coast Inc	United States	12,053	391,722
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21.	United States	5,433	35,315
[a] Goodrich Petroleum Corp	United States	19,379	267,430
[a,b] Halcon Resources Corp	United States	52,355	411,996
[a] Halcon Resources Corp., wts., 9/09/20	United States	4,668	9,289
[a] Linn Energy LLC, A	United States	14,317	472,461
[a] Midstates Petroleum Co. Inc	United States	318	6,338
[a,c] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,256	—
[a] Penn Virginia Corp	United States	3,869	188,614
[a,d] Penn Virginia Corp., 144A	United States	4,833	235,609
[a] W&T Offshore Inc	United States	64,140	160,991
			3,826,981
Materials 1.0%
BHP Billiton PLC, ADR.	United Kingdom	25,185	818,261
[a] Freeport-McMoRan Inc	United States	80,380	1,077,092
South32 Ltd., ADR	Australia	10,074	96,005
[a] Verso Corp., A	United States	3,330	26,074
[a] Verso Corp., wts., 7/25/23	United States	350	—
			2,017,432
Transportation 0.0%†
[a,c] CEVA Holdings LLC	United States	180	23,326
Utilities 39.4%
Alliant Energy Corp	United States	80,000	3,158,400
American Electric Power Co. Inc	United States	75,000	5,022,750
CenterPoint Energy Inc	United States	122,800	3,354,896
CMS Energy Corp	United States	65,000	2,893,800
Consolidated Edison Inc	United States	40,000	3,081,600
Dominion Resources Inc	United States	80,000	6,211,200
DTE Energy Co	United States	25,000	2,534,500
Duke Energy Corp	United States	57,560	4,751,578
Edison International	United States	61,000	4,864,140
Entergy Corp	United States	30,000	2,299,800
Exelon Corp	United States	55,000	2,019,050
FirstEnergy Corp	United States	60,000	1,945,800
Great Plains Energy Inc	United States	70,000	2,034,200
NextEra Energy Inc	United States	41,500	5,436,500
PG&E Corp	United States	50,000	3,337,500
Pinnacle West Capital Corp	United States	56,000	4,602,640
PPL Corp	United States	80,000	2,950,400
Public Service Enterprise Group Inc	United States	45,000	2,069,100
Sempra Energy.	United States	50,000	5,514,500
The Southern Co	United States	68,250	3,468,465
Vistra Energy Corp	United States	11,988	193,726
WEC Energy Group Inc	United States	40,000	2,410,800
Westar Energy Inc	United States	60,000	3,238,800
Xcel Energy Inc	United States	60,000	2,622,600
			80,016,745
Total Common Stocks and Other Equity Interests
(Cost $46,307,031)			85,884,484

8 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	United States	6	$1,980
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	United States	388	89,334
Total Convertible Preferred Stocks (Cost $587,093)			91,314

		Principal
		Amount*

Corporate Bonds 84.6%
Automobiles & Components 0.7%
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	$1,100,000	1,124,750
senior note, 5.125%, 11/15/23	United States	300,000	312,900
			1,437,650
Banks 2.6%
CIT Group Inc.,
senior note, 5.375%, 5/15/20	United States	500,000	536,250
senior note, 5.00%, 8/15/22.	United States	1,200,000	1,275,000
[d] senior note, 144A, 6.625%, 4/01/18	United States	300,000	315,000
[e] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,100,000	1,163,250
[e] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	948,978
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,107,986
			5,346,464
Capital Goods 4.4%
[d] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	200,000	220,000
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	1,700,000	1,706,375
[d] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,700,000	1,833,875
[d] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	424,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	800,000	812,000
Oshkosh Corp., senior note, 5.375%, 3/01/22	United States	500,000	521,875
[d] Terex Corp., senior note, 144A, 5.625%, 2/01/25.	United States	1,400,000	1,438,500
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	1,000,000	1,035,000
senior sub. bond, 6.50%, 5/15/25	United States	100,000	102,625
senior sub. note, 6.00%, 7/15/22	United States	700,000	721,875
[d] senior sub. note, 144A, 6.50%, 5/15/25.	United States	100,000	102,625
			8,918,750
Commercial & Professional Services 1.0%
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	1,400,000	1,489,250
senior bond, 5.875%, 9/15/26	United States	100,000	105,500
senior bond, 5.50%, 5/15/27	United States	500,000	512,280
			2,107,030
Consumer Durables & Apparel 4.8%
[d] Beazer Homes USA Inc., senior note, 144A, 8.75%, 3/15/22	United States	1,300,000	1,413,594
[d] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,500,000	1,494,375
KB Home,
senior bond, 7.50%, 9/15/22	United States	1,100,000	1,210,000
senior note, 4.75%, 5/15/19.	United States	200,000	205,750
senior note, 7.00%, 12/15/21	United States	300,000	329,625
Newell Brands Inc., senior note, 5.00%, 11/15/23	United States	700,000	750,362

franklintempleton.com

Semiannual Report 9

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	$1,700,000	$1,704,675
[d] Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A, 5.25%, 4/15/21	United States	400,000	412,000
senior note, 144A, 5.875%, 4/15/23	United States	500,000	528,750
senior note, 144A, 5.625%, 3/01/24	United States	1,000,000	1,035,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24.	United States	700,000	747,250
			9,831,381
Consumer Services 4.4%
[d] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	825,000
[d,f] Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	1,600,000	160
[d] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	2,200,000	2,409,000
[d] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	600,000	617,460
senior note, 144A, 5.25%, 6/01/26	United States	600,000	621,750
[d] ROC Finance LLC/ROC Finance 1 Corp., senior secured note, first lien, 144A, 6.75%,
11/15/21	United States	1,700,000	1,768,000
[d] Silversea Cruise Finance Ltd., first lien, 144A, 7.25%, 2/01/25	Bahamas	500,000	523,750
[d] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25 .	United States	1,300,000	1,322,750
[d] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	820,000
			8,907,870
Diversified Financials 3.4%
E*TRADE Financial Corp.,
senior note, 5.375%, 11/15/22	United States	300,000	317,860
senior note, 4.625%, 9/15/23	United States	400,000	414,380
[d] MSCI Inc., senior note, 144A, 4.75%, 8/01/26	United States	600,000	604,800
Navient Corp.,
senior note, 4.875%, 6/17/19	United States	800,000	818,000
senior note, 6.625%, 7/26/21	United States	800,000	836,000
senior note, 7.25%, 9/25/23.	United States	1,700,000	1,751,000
[d] Neuberger Berman Group LLC/Neuberger Berman Finance Corp., senior note, 144A,
5.875%, 3/15/22	United States	700,000	721,523
[d] Park Aerospace Holdings Ltd.,
senior note, 144A, 5.25%, 8/15/22	Ireland	700,000	730,625
senior note, 144A, 5.50%, 2/15/24	Ireland	700,000	730,625
			6,924,813
Energy 9.7%
[f,g] BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
senior bond, 7.875%, 4/15/22	United States	200,000	144,000
senior note, 8.625%, 10/15/20	United States	600,000	432,000
California Resources Corp.,
[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	615,000	525,056
senior bond, 6.00%, 11/15/24	United States	15,000	11,625
senior note, 5.50%, 9/15/21.	United States	10,000	7,600
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23.	United States	800,000	694,000
[d] senior note, 144A, 11.50%, 1/15/21	United States	300,000	348,750
[f] CGG SA, senior note, 6.50%, 6/01/21	France	400,000	193,000
[f] Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	200,000	205,000
senior bond, 7.625%, 11/15/22	United States	300,000	306,000
senior note, 9.875%, 10/01/20	United States	400,000	406,000

10 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[f] CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	$1,350,000	$702,270
[d] Cheniere Corpus Christi Holdings LLC,
senior secured note, 144A, 7.00%, 6/30/24	United States	600,000	675,000
senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	1,000,000	1,062,500
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	300,000	294,000
senior note, 8.00%, 4/01/23.	United States	600,000	628,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note,
6.25%, 4/01/23	United States	500,000	521,250
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	800,000	776,000
Energy Transfer Equity LP,
senior note, first lien, 7.50%, 10/15/20	United States	1,200,000	1,354,500
senior secured bond, first lien, 5.875%, 1/15/24	United States	200,000	216,000
[d,h] EnQuest PLC, 144A, PIK, 7.00%, 4/15/22	United Kingdom	625,368	489,498
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	700,000	682,500
[d] Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 144A, 8.625%,
6/15/20.	United States	800,000	792,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%,
2/15/21.	United States	600,000	612,750
[d] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	700,000	550,375
PBF Holding Co. LLC/PBF Finance Corp., first lien, 8.25%, 2/15/20.	United States	1,200,000	1,228,500
QEP Resources Inc., senior bond, 5.375%, 10/01/22.	United States	1,600,000	1,616,000
Sabine Pass Liquefaction LLC,
first lien, 6.25%, 3/15/22	United States	200,000	225,866
first lien, 5.625%, 4/15/23	United States	500,000	550,510
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21.	United States	800,000	824,000
senior note, 6.125%, 1/15/23	United States	100,000	96,500
[d,h] W&T Offshore Inc.,
second lien, 144A, PIK, 10.75%, 5/15/20	United States	275,482	242,540
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21.	United States	246,533	171,560
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	200,000	201,500
senior note, 7.75%, 6/15/21.	United States	400,000	433,000
senior note, 4.50%, 4/15/22.	United States	400,000	384,500
senior note, 8.25%, 6/15/23.	United States	600,000	652,500
WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	400,000	451,500
			19,708,650
Food, Beverage & Tobacco 3.9%
Constellation Brands Inc.,
senior bond, 4.75%, 11/15/24	United States	400,000	433,760
senior note, 4.25%, 5/01/23.	United States	500,000	527,120
senior note, 4.75%, 12/01/25	United States	100,000	107,972
Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	600,000	621,000
[d] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	300,000	306,750
[d] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24.	United States	900,000	941,625
senior note, 144A, 8.25%, 2/01/20	United States	300,000	309,000
senior note, 144A, 7.25%, 6/01/21	United States	800,000	828,000
[d] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	500,000	510,000
senior note, 144A, 4.875%, 11/01/26	United States	1,000,000	1,018,000

franklintempleton.com

Semiannual Report 11

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[d] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	$900,000	$869,063
senior note, 144A, 6.75%, 12/01/21	United States	500,000	536,875
senior note, 144A, 6.00%, 12/15/22	United States	300,000	318,000
senior note, 144A, 7.75%, 3/15/24	United States	100,000	111,500
senior note, 144A, 5.50%, 3/01/25	United States	400,000	408,500
			7,847,165
Health Care Equipment & Services 5.2%
Acadia Healthcare Co. Inc., senior note, 6.50%, 3/01/24	United States	400,000	426,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	300,000	294,750
senior note, 7.125%, 7/15/20	United States	400,000	378,000
senior note, 6.875%, 2/01/22	United States	200,000	176,750
senior secured note, first lien, 5.125%, 8/15/18	United States	121,000	121,768
DaVita Inc., senior note, 5.75%, 8/15/22	United States	500,000	523,125
[d] Envision Healthcare Corp., senior note, 144A, 6.25%, 12/01/24	United States	1,500,000	1,593,750
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	800,000	872,000
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,503,600
senior secured bond, first lien, 5.875%, 3/15/22	United States	600,000	663,750
[d] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,404,000
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19.	United States	1,100,000	1,106,248
senior note, 5.50%, 3/01/19.	United States	400,000	406,644
senior note, 8.125%, 4/01/22	United States	1,000,000	1,055,000
			10,525,385
Materials 10.8%
[d] American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	900,000	931,500
[d,h] ARD Finance SA, senior secured note, 144A, PIK, 7.125%, 9/15/23	Luxembourg	400,000	418,000
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.75%, 1/31/21	Luxembourg	400,000	415,000
senior note, 144A, 6.00%, 6/30/21	Luxembourg	500,000	519,375
[d] Axalta Coating Systems LLC, senior note, 144A, 4.875%, 8/15/24	United States	400,000	409,000
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18.	Australia	800,000	844,000
[d] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	1,500,000	1,590,000
[d] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	1,100,000	1,135,629
The Chemours Co.,
senior bond, 7.00%, 5/15/25	United States	200,000	218,250
senior note, 6.625%, 5/15/23	United States	1,100,000	1,178,375
[d] CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A, 9.25%,
6/15/23.	United States	1,000,000	1,073,750
[d] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	500,000	516,250
[d] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20	Canada	631,000	649,930
senior note, 144A, 7.00%, 2/15/21	Canada	1,131,000	1,176,947
[d] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%,
12/15/23	United States	400,000	429,000
[d] Novelis Corp.,
senior bond, 144A, 5.875%, 9/30/26.	United States	500,000	515,625
senior note, 144A, 6.25%, 8/15/24	United States	700,000	743,750

12 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[d] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	$1,000,000	$1,043,750
senior note, 144A, 5.875%, 8/15/23	United States	500,000	537,812
[d] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	200,000	225,250
senior note, 144A, 6.50%, 2/01/22	United States	900,000	945,000
[d] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	500,000	516,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA,
first lien, 5.75%, 10/15/20	United States	500,000	515,625
[d] first lien, 144A, 5.125%, 7/15/23	United States	1,000,000	1,037,500
[d] senior note, 144A, 7.00%, 7/15/24	United States	200,000	215,500
[d] Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25	United States	400,000	428,000
senior note, 144A, 6.50%, 12/01/20	United States	400,000	452,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	956,250
[d] senior bond, 144A, 5.00%, 12/15/26.	United States	700,000	724,500
senior note, 5.125%, 10/01/21	United States	400,000	414,500
Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	1,000,000	1,125,000
			21,901,318
Media 9.2%
[d] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	900,000	932,625
AMC Networks Inc., senior note, 5.00%, 4/01/24.	United States	900,000	910,692
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	700,000	722,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,700,000	1,772,250
[d] senior bond, 144A, 5.75%, 2/15/26	United States	700,000	750,750
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	1,000,000	1,040,620
senior sub. note, 7.625%, 3/15/20	United States	700,000	707,875
CSC Holdings LLC,
[d] senior bond, 144A, 5.50%, 4/15/27	United States	500,000	515,625
senior note, 6.75%, 11/15/21	United States	700,000	771,750
senior note, 5.25%, 6/01/24.	United States	700,000	706,125
DISH DBS Corp.,
senior note, 6.75%, 6/01/21.	United States	700,000	770,000
senior note, 7.75%, 7/01/26.	United States	800,000	942,000
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21.	United States	1,300,000	1,057,875
senior secured note, first lien, 9.00%, 9/15/22	United States	100,000	80,875
[d] Nextstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	600,000	615,000
[d,g] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	500,000	472,500
[d] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	800,000	854,000
senior bond, 144A, 5.375%, 4/15/25.	United States	700,000	717,724
Tegna Inc.,
senior bond, 6.375%, 10/15/23	United States	900,000	961,875
senior note, 5.125%, 7/15/20	United States	800,000	830,272

franklintempleton.com

Semiannual Report 13

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Media (continued)
[d] Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	$358,000	$377,243
[d] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	300,000	316,500
[d] Virgin Media Secured Finance PLC,
senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	500,000	506,875
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	800,000	830,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	200,000	205,478
[d] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	200,000	205,000
senior note, 144A, 5.625%, 4/15/22	United States	92,000	96,025
			18,670,304
Pharmaceuticals, Biotechnology & Life Sciences 3.1%
[d] Concordia International Corp.,
senior note, 144A, 7.00%, 4/15/23	Canada	900,000	360,000
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	400,000	353,500
[d] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	800,000	719,000
senior note, 144A, 6.00%, 7/15/23	United States	1,000,000	925,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,500,000	1,460,625
[d] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A,
6.375%, 8/01/23	United States	500,000	539,375
[d] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,100,000	1,006,500
[d] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25.	United States	300,000	241,875
senior note, 144A, 5.625%, 12/01/21	United States	700,000	593,250
			6,199,125
Real Estate 1.2%
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	1,300,000	1,355,250
senior bond, 5.875%, 1/15/26	United States	200,000	214,124
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	303,750
senior note, 6.375%, 3/01/24	United States	600,000	643,500
			2,516,624
Retailing 1.0%
Dollar Tree Inc., senior note, 5.75%, 3/01/23.	United States	500,000	531,250
Netflix Inc., senior bond, 5.875%, 2/15/25	United States	1,100,000	1,196,250
[d] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	300,000	295,125
			2,022,625
Semiconductors & Semiconductor Equipment 1.0%
[d] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	500,000	578,750
Qorvo Inc., senior bond, 7.00%, 12/01/25.	United States	1,300,000	1,443,000
			2,021,750
Software & Services 3.2%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,900,000	1,938,000
[d] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	1,700,000	1,768,000
senior note, 144A, 7.00%, 12/01/23	United States	400,000	431,000
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,700,000	1,776,500
[d] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	500,000	513,768
			6,427,268

14 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Technology Hardware & Equipment 3.0%
[d] Blackboard Inc., second lien, 144A, 9.75%, 10/15/21.	United States	$1,542,000	$1,576,695
[i] CDW LLC/CDW Fianance Corp., senior note, 5.00%, 9/01/25.	United States	800,000	815,504
[d] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	900,000	967,500
[d] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	200,000	211,650
senior note, 144A, 7.125%, 6/15/24	United States	200,000	221,094
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	200,000	220,921
senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	300,000	324,514
Western Digital Corp., senior note, 10.50%, 4/01/24	United States	1,400,000	1,639,750
			5,977,628
Telecommunication Services 7.5%
[d] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	400,000	424,040
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	300,000	315,000
senior bond, 5.625%, 4/01/25	United States	1,000,000	976,250
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	799,875
[d] Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	463,250
senior note, 144A, 6.75%, 3/01/23	Bermuda	300,000	276,134
[d] Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	1,400,000	1,460,368
Intelsat Jackson Holdings SA, senior note, 7.50%, 4/01/21.	Luxembourg	1,500,000	1,380,000
[d] Sprint Communications Inc.,
senior note, 144A, 9.00%, 11/15/18	United States	600,000	658,500
senior note, 144A, 7.00%, 3/01/20	United States	500,000	547,500
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	500,000	557,500
senior bond, 7.125%, 6/15/24	United States	500,000	541,095
[d] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%, 3/20/23	United States	1,400,000	1,405,188
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	200,000	215,400
senior bond, 6.375%, 3/01/25	United States	500,000	538,740
senior note, 6.542%, 4/28/20	United States	800,000	823,000
senior note, 6.125%, 1/15/22	United States	100,000	106,198
senior note, 6.00%, 4/15/24.	United States	200,000	214,000
[d] Wind Acquisition Finance SA,
secured note, second lien, 144A, 7.375%, 4/23/21	Italy	1,700,000	1,770,507
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	300,000	306,375
[d] Zayo Group LLC/Zayo Capital Inc., senior note, 144A, 5.75%, 1/15/27.	United States	1,400,000	1,483,720
			15,262,640
Transportation 1.0%
[d] Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	400,000	412,500
senior note, 144A, 9.75%, 5/01/20	United States	200,000	208,500
[d] XPO Logistics Inc., senior note, 144A, 6.125%, 9/01/23	United States	1,300,000	1,369,875
			1,990,875
Utilities 3.5%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	1,600,000	1,591,200
[d] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	208,000	216,902
Dynegy Inc., senior bond, 7.625%, 11/01/24.	United States	1,700,000	1,623,500
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000	905,000

franklintempleton.com

Semiannual Report 15

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	$600,000	$618,000
[d] senior bond, 144A, 5.00%, 9/15/26	United States	900,000	886,500
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,600,000	1,320,000
			7,161,102
Total Corporate Bonds (Cost $169,161,475)			171,706,417

		Shares
Escrows and Litigation Trusts 0.0%†
[a,c] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	700,000	—
[a,c] NewPage Corp., Litigation Trust	United States	1,200,000	—
[a] Penn Virginia Corp., Escrow Account.	United States	700,000	14,000
[a,c] Vistra Energy Corp., Escrow Account	United States	700,000	8,120
[a] Vistra Energy Corp., Escrow Account, TRA	United States	11,988	17,383
Total Escrows and Litigation Trusts (Cost $62,248)			39,503
Total Investments before Short Term Investments
(Cost $216,117,847)			257,721,718

Short Term Investments (Cost $3,419,941) 1.7%
Money Market Funds 1.7%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 0.17%	United States	3,419,941	3,419,941
Total Investments (Cost $219,537,788) 128.6%			261,141,659
Notes Payable (29.5)%			(59,956,952)
Other Assets, less Liabilities 0.9%			1,893,697
Net Assets 100.0%			$203,078,404

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2017, the aggregate value of these securities was $122,760, representing 0.1% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
February 28, 2017, the aggregate value of these securities was $87,430,027, representing 43.1% of net assets.
ePerpetual security with no stated maturity date.
fSee Note 8 regarding defaulted securities.
gAt February 28, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
hIncome may be received in additional securities and/or cash.
iSecurity purchased on a when-issued basis. See Note 1(b).
jSee Note 4(c) regarding investments in affiliated management investment companies.
kThe rate shown is the annualized seven-day yield at period end.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities
February 28, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$216,117,847
Cost - Non-controlled affiliates (Note 4c)	3,419,941
Total cost of investments	$219,537,788
Value - Unaffiliated issuers	$257,721,718
Value - Non-controlled affiliates (Note 4c)	3,419,941
Total value of investments	261,141,659
Receivables:
Investment securities sold	576,857
Dividends and interest	3,263,675
Total assets	264,982,191
Liabilities:
Payables:
Investment securities purchased	903,414
Management fees	161,367
Distributions to shareholders	804,214
Accrued interest (Note 3)	9,567
Senior fixed rate Notes, at par value of $60,000,000 less unamortized Note issuance costs of $43,048 (Note 3)	59,956,952
Accrued expenses and other liabilities	68,273
Total liabilities	61,903,787
Net assets, at value	$203,078,404
Net assets consist of:
Paid-in capital	$172,984,952
Distributions in excess of net investment income	(1,725,231)
Net unrealized appreciation (depreciation)	41,603,871
Accumulated net realized gain (loss)	(9,785,188)
Net assets, at value	$203,078,404
Shares outstanding	25,131,894
Net asset value per share.	$8.08

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$1,361,865
Non-controlled affiliates (Note 4c)	1,090
Interest	5,289,889
Total investment income	6,652,844
Expenses:
Management fees (Note 4a)	953,908
Interest expense (Note 3)	856,217
Transfer agent fees	39,408
Custodian fees (Note 5)	960
Reports to shareholders	15,878
Professional fees.	29,173
Trustees’ fees and expenses.	3,501
Amortization of Note issuance costs (Note 3)	9,719
Other	33,829
Total expenses	1,942,593
Expense reductions (Note 5)	(90)
Expenses waived/paid by affiliates (Note 4c)	(8,787)
Net expenses	1,933,716
Net investment income	4,719,128
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,030,032)
Net change in unrealized appreciation (depreciation) on investments	11,532,907
Net realized and unrealized gain (loss)	10,502,875
Net increase (decrease) in net assets resulting from operations	$15,222,003

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN UNIVERSAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(unaudited)	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$4,719,128	$9,789,726
Net realized gain (loss)	(1,030,032)	650,542
Net change in unrealized appreciation (depreciation)	11,532,907	15,218,867
Net increase (decrease) in net assets resulting from operations	15,222,003	25,659,135
Distributions to shareholders from net investment income	(4,825,323)	(11,724,028)
Net increase (decrease) in net assets	10,396,680	13,935,107
Net assets:
Beginning of period	192,681,724	178,746,617
End of period	$203,078,404	$192,681,724
Distributions in excess of net investment income included in net assets:
End of period	$(1,725,231)	$(1,619,036)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Cash Flows
for the six months ended February 28, 2017 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$6,752,060
Operating expenses paid	(1,038,838)
Interest expense paid	(861,000)
Purchases of long-term investments	(34,030,828)
Sales and maturities of long-term investments.	35,428,070
Net purchases of short-term investments	(1,424,141)
Cash provided - operating activities	4,825,323
Cash flow used from financing activities - distributions to shareholders	(4,825,323)
Net increase (decrease) in cash.	—
Cash at beginning of period	—
Cash at end of period	$—

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating Activities to Net Cash Provided by Operating Activities
for the six months ended February 28, 2017 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$15,222,003
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Note issuance costs	9,719
Net amortization income	70,376
Reinvested dividends from short-term investments	(1,090)
Other investment transactions	(82,520)
Decrease in dividends and interest receivable	112,450
Increase in payables to affiliates, accrued expenses, and other liabilities	24,159
Decrease in cost of investments	1,003,133
Increase in unrealized appreciation on investments	(11,532,907)
Net cash provided by operating activities	$4,825,323

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Senior fixed rate notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of

franklintempleton.com

Semiannual Report 21

FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

22 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended February 28, 2017 and August 31, 2016, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the periods ended February 28, 2017 and August 31, 2016, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2013, the Fund issued $60 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a

4. Transactions with Affiliates

rate of 2.87% per year, to maturity on August 28, 2018. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the period ended February 28, 2017, total interest paid by the Fund on the Notes was $861,000. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2017. The issuance costs of $126,916 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the period ended February 28, 2017, the Fund amortized $9,719 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 28, 2017, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $1,162,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At February 28, 2017, the estimated fair value of the Notes was approximately $60,741,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 10 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

franklintempleton.com

Semiannual Report 23

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended February 28, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Institutional Fiduciary Trust Money Market
Portfolio, 0.17%	1,994,710	21,830,768	(20,405,537)	3,419,941	$3,419,941	$1,090	$ –	0.0%[a]

[a]Rounds to less than 0.1%.

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended February 28, 2017, the purchase and sale transactions aggregated $0 and $529,125, respectively.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2017, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2016, the Fund had capital loss carryforwards of $8,755,072 expiring in 2018.

24 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 28, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$219,894,742

Unrealized appreciation	$53,530,737
Unrealized depreciation	(12,283,820)
Net unrealized appreciation (depreciation)	$41,246,917

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2017, aggregated $34,934,242 and $36,004,927, respectively.

8. Credit Risk and Defaulted Securities

At February 28, 2017, the Fund had 62.7% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2017, the aggregate value of these securities was $2,388,430, representing 0.9% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2017, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

52,355	[a] Halcon Resources Corp. (Value is 0.2% of Net Assets)	6/29/12 - 8/29/13	$1,480,716	$411,996

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $9,289 as of February 28, 2017.

franklintempleton.com

Semiannual Report 25

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy.	$3,414,985	$—	$411,996	[b]	$3,826,981
Transportation	—	114,640	—		114,640
All Other Equity Investments[c]	82,034,177	—[b]	—		82,034,177
Corporate Bonds	—	171,706,257	160		171,706,417
Escrows and Litigation Trusts	—	31,383	8,120	[b]	39,503
Short Term Investments	3,419,941	—	—		3,419,941
Total Investments in Securities	$88,869,103	$171,852,280	$420,276		$261,141,659

aIncludes common and convertible preferred stocks as well as other equity investments. bIncludes securities determined to have no value at February 28, 2017. cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

26 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
FRN	Floating Rate Note
PIK	Payment-In-Kind
TRA	Tax Receivable Agreement Right

franklintempleton.com

Semiannual Report 27

FRANKLIN UNIVERSAL TRUST

Annual Meeting of Shareholders

March 24, 2017

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 24, 2017. At the meeting, the holders of 20,396,118 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:
			% of			% of
	Shares	% of	Outstanding	Shares	% of	Outstanding
Nominees	For	Voted	Shares	Withheld	Voted	Shares
Harris J. Ashton	19,664,080	96.41%	78.24%	732,038	3.59%	2.91%
Mary C. Choksi	19,701,140	96.59%	78.39%	694,978	3.41%	2.77%
Edith E. Holiday	19,670,166	96.44%	78.27%	725,952	3.56%	2.89%
Gregory E. Johnson	19,692,717	96.55%	78.36%	703,401	3.45%	2.80%
Rupert H. Johnson, Jr.	19,691,654	96.55%	78.35%	704,464	3.45%	2.80%
J. Michael Luttig	19,733,520	96.75%	78.52%	662,598	3.25%	2.64%
Larry D. Thompson	19,660,272	96.39%	78.23%	735,846	3.61%	2.93%
John B. Wilson	19,717,938	96.67%	78.46%	678,180	3.33%	2.70%

28 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent.

Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

franklintempleton.com

Semiannual Report 29

FRANKLIN UNIVERSAL TRUST

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

30 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

Shareholder Information

Board Approval of Investment Management Agreements

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons”, as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and

franklintempleton.com

Semiannual Report 31

FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all leveraged closed-end high yield (leveraged) funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the five-year period was below the median of its Performance Universe, but for the one-, three-and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable and in keeping with its investment objective of high current income consistent with preservation of capital. In doing so, the Board noted that the Fund’s annualized income return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 6%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including management fees; underlying fund expenses, if any; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for this Fund included the Fund and 11 other high yield (leveraged) closed-end funds. The Board noted that the Management Rate for the Fund was below the median of its Expense Group, and its actual total expense ratio was above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable and noted that the Fund’s actual total expense ratio excluding investment-related expenses and taxes was below the median of its Expense Group.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

32 Semiannual Report

franklintempleton.com

FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report 33

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10 or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund.  The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2017